UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	July 10, 2025

Commission File Number	Registrant, State of Incorporation, Address and Telephone Number	I.R.S. Employer Identification No.

1-3526	The Southern Company	58-0690070
(A Delaware Corporation)
30 Ivan Allen Jr. Boulevard, N.W.
Atlanta, Georgia 30308
(404) 506-5000

The name and address of the registrant have not changed since the last report.

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Registrant	Title of each class	Trading Symbol(s)	Name of each exchange on which registered
The Southern Company	Common Stock, par value $5 per share	SO	New York Stock Exchange
The Southern Company	Series 2017B 5.25% Junior Subordinated Notes due 2077	SOJC	New York Stock Exchange
The Southern Company	Series 2020A 4.95% Junior Subordinated Notes due 2080	SOJD	New York Stock Exchange
The Southern Company	Series 2020C 4.20% Junior Subordinated Notes due 2060	SOJE	New York Stock Exchange
The Southern Company	Series 2021B 1.875% Fixed-to-Fixed Reset Rate Junior Subordinated Notes due 2081	SO 81	New York Stock Exchange
The Southern Company	Series 2025A 6.50% Junior Subordinated Notes due 2085	SOJF	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On July 10, 2025, the Board of Directors of The Southern Company (“Southern Company”) appointed David P. Poroch, currently Comptroller of Southern Company, to serve as Executive Vice President and Chief Financial Officer of Southern Company, effective July 31, 2025.
Mr. Poroch will succeed Daniel S. Tucker, who, on July 10, 2025, announced he will retire from Southern Company, effective October 1, 2025. Mr. Tucker will step down as Executive Vice President and Chief Financial Officer of Southern Company, effective July 31, 2025, and will continue employment as a senior advisor to the Chief Executive Officer of Southern Company through his retirement on October 1, 2025.
In connection with his retirement, Mr. Tucker and Southern Company Services, Inc. (“SCS”) expect to enter into a consulting agreement (the “Consulting Agreement”). Pursuant to the Consulting Agreement, it is expected Mr. Tucker will serve as a consultant to SCS from October 1, 2025 to September 30, 2027 and SCS will pay Mr. Tucker $300,000 in cash for each year of his consulting services. The foregoing description of the Consulting Agreement does not purport to be complete and is qualified by reference to the full text of the Consulting Agreement, a copy of which will be filed as an exhibit to Southern Company’s Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2025.
Mr. Poroch, 56, has served as Comptroller of Southern Company since March 2023. Previously he served as Executive Vice President, Chief Financial Officer, Chief Risk Officer, and Treasurer of Southern Company Gas from January 2021 to February 2023. Prior to joining Southern Company Gas, he served at Georgia Power Company as Executive Vice President, Chief Financial Officer, and Treasurer from April 2019 to December 2020 and as Comptroller from August 2014 to August 2020.
Compensation decisions for Mr. Poroch in his new role have not yet been made; once available, any material changes to his compensation will be reported by an amendment to this Current Report on Form 8-K.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 11, 2025	THE SOUTHERN COMPANY
	By	/s/Melissa K. Caen
Melissa K. Caen Assistant Secretary
2